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                                                                   Exhibit 23(b)

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of Media Metrix, Inc. on Form S-8 of our report dated April 8, 1999, on our audits of the financial statements of RelevantKnowledge, Inc.


                                         /s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
June 18, 1999